Exhibit 99.1
                                                                  ------------



                     IN THE UNITED STATES BANKRUPTCY COURT

                         FOR THE DISTRICT OF DELAWARE

- - - - - - - - - - - - - - -  x
                               :
In re:                         :    Chapter 11
                               :
POLAROID CORPORATION,          :    Case No. 01-10864 (PJW)
         et al.,               :
                               :    Jointly Administered
                      Debtors. :
                               :
- - - - - - - - - - - - - - -  x

               NOTICE OF FILING OF MONTHLY OPERATING REPORTS FOR
                PERIOD FROM MARCH 31, 2003 THROUGH MAY 4, 2003


            PLEASE TAKE NOTICE that on May 23, 2003, the debtors and

debtors-in-possession in the above-captioned cases filed with the United

States Bankruptcy Court for the District of Delaware the Monthly Operating

Reports of Polaroid Corporation, et al., for the period from March 31, 2003 through May 4, 2003, attached hereto as Exhibit A (the "Monthly Operating

Reports").

            PLEASE TAKE FURTHER NOTICE that contemporaneously herewith, copies of the Monthly Operating Reports were served on the parties set forth on

Exhibit B attached hereto in the manner indicated thereon.

Dated:  Wilmington, Delaware
        May 23, 2003


                                    /s/ Mark L. Desgrosseilliers
                                    -----------------------------------------
                                    Gregg M. Galardi (I.D. No. 2991)
                                    Mark L. Desgrosseilliers (I.D. No. 4083)
                                    SKADDEN, ARPS, SLATE, MEAGHER
                                      & FLOM LLP
                                    One Rodney Square
                                    P.O. Box 636
                                    Wilmington, Delaware  19899-0636
                                    (302) 651-3000

                                                      - and -

                                    Eric W. Kaup
                                    SKADDEN, ARPS, SLATE, MEAGHER
                                        & FLOM (ILLINOIS)
                                    333 West Wacker Drive
                                    Chicago, Illinois 60606
                                    (312) 407-0700

                                    Attorneys for Debtors and
                                      Debtors-in-Possession

EXHIBIT A

                                TRANSMITTAL OF FINANCIAL REPORTS AND
                                  CERTIFICATION OF COMPLIANCE WITH
                             UNITED STATES TRUSTEE OPERATING REQUIREMENTS
                                    FOR PERIOD ENDED May 4, 2003



Debtors Names:                                         Case Number:

Polaroid Corporation                                   01-10864
Inner City, Inc.                                       01-10865
Polaroid Asia Pacific Limited                          01-10866
Polaroid Latin America Corp.                           01-10867
Polaroid Digital Solutions, Inc.                       01-10868
Polaroid Eyewear, Inc.                                 01-10869
Polaroid ID Systems, Inc.                              01-10870
Polaroid Malaysia Limited                              01-10871
PRD Capital, Inc.                                      01-10872
PRD Investment, Inc.                                   01-10874
International Polaroid Corporation                     01-10875
Mag-Media Ltd.                                         01-10876
PMC, Inc.                                              01-10877
Polaroid Asia Pacific International, Inc.              01-10878
Polaroid Dry Imaging, LLC                              01-10879
Polaroid Eyewear FarEast, Inc.                         01-10881
Polaroid Memorial Drive, LLC                           01-10882
Sub Debt Partners Corp.                                01-10883
Polaroid Online Services, Inc.                         01-10884
Polaroid Partners, Inc.                                01-10885
Polint, Inc.                                           01-10886



As President of Primary PDC, Inc. (formerly Polaroid Corporation), I affirm:

1) That I have reviewed the financial statements attached hereto, consisting of:

     Balance Sheet
     Statement of Cash Receipts and Cash Disbursements
     Statement of Postpetition Taxes
along with the debtor questionnaire and that this information has been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtors' financial activity for the period stated.

2) That the insurance as described in Section 3 of the Operating Instructions and Reporting Requirements for Chapter 11 cases are current and have been paid in the normal course of business.

3) That all post-petition taxes as described in Section 4 of the Operating Instructions and Reporting Requirements for Chapter 11 cases are current and have been paid in the normal course of business.

4) That no professional fees (attorney, accountant, etc.) have been paid without specific court authorization. (See Exhibit A for information on payments of professional fees paid in April 2003.)

5) That no payments were made by or on behalf of any of the Debtors other than Primary PDC, Inc., for the period March 31, 2003 through and including May 4, 2003.

Primary PDC, Inc. (formerly Polaroid Corporation) under my direction and supervision prepared the attached monthly report. Primary PDC, Inc. (formerly Polaroid Corporation) verifies that to the best of its knowledge, the information provided herein is true and correct. I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.



Dated:   May 21, 2003                        /s/ Kevin Pond
                                             --------------------------------
                                                  Debtor in Possession

                                             Title: President

                                             Phone Number: (781) 386-2000

                                                    POLAROID CORPORATION
                                                    DEBTOR QUESTIONNAIRE
                                                         April 2003

---------------------------------------------------------------------------------------------------------------------
Must be completed each month                                                                  Yes              No
---------------------------------------------------------------------------------------------------------------------

1.   Have any assets been sold or transferred outside the normal course of                                     No
     business No this reporting period? If yes, provide an explanation below.

2.   Have any funds been disbursed from any account other than a debtor in                                     No
     possession No account this reporting period? If yes, provide an explanation below. Note: All cash disbursements for the month of April
     2003 were made in the Polaroid Corporation (renamed Primary PDC, Inc.)
     entity. No other cash disbursements were made in April 2003 by the other
     Debtor companies.

3.   Have all postpetition tax returns been timely filed? If no, provide an               Yes (A)
     explanation below.

     (A) As previously reported in the December 2001 report to the Bankruptcy
     Court, Primary PDC, Inc. (formerly Polaroid Corporation), with the approval of the Court, sold its large government identification business assets to Digimarc Corporation ("Digimarc"). In three states where the assets that were sold are located, Primary PDC, Inc. could be subject to a sales tax on the net book value of the assets. Digimarc has stated that they have applied to these three states to be a reseller of ID assets to a wholly owned LLC. If so, the three states would issue a resale certificate to Digimarc and they would send a copy of this certificate to Primary PDC, Inc. who would not have to pay a sales tax on the sale.

     As of the date of this report, Primary PDC, Inc. has not received any resale certificates from Digimarc. However, Digimarc has applied for them.
     Primary PDC, Inc. has filed the state sales tax returns for the period in question without remitting sales tax to the three states. Primary PDC, Inc. expects that this issue will be resolved shortly. If the states in question deny resale status to Digimarc, Primary PDC, Inc. would owe the three states approximately $600,000 plus interest. Although Primary PDC, Inc. believes such an outcome would be unlikely, Primary PDC, Inc. has sufficient cash to cover any adverse conclusion on this matter.

4.   Are workers compensation, general liability and other necessary insurance                Yes
     coverages in effect? If no, provide an explanation below.



                             Polaroid Corporation
                 Statement of Cash Receipts and Disbursements
                      Period March 31, 2003 - May 4, 2003
                                 (in U.S. $'s)


                                          Beginning                                                 Ending
                                            Book                      Transfers                      Book      Reconciling     Bank
Account Name                 Account #     Balance       Receipts     In/ (Out)    Disbursements    Balance      Items       Balance
------------                 ---------     -------       --------     ---------    -------------    -------      -----       -------

Bank of New York          6903534891/   $6,473,427.00
                          76001691637
Cash Receipts:

Account transfer

Tax/ escrow refunds                                    $2,402,277.78

Interest                                                  $3,603.85

Other recoveries                                          $1,182.31

Cash Disbursements:

Professional fee payments
 (See Exhibit A)                                                              $1,210,717.70

Management and
 transitional services                                                          $106,584.36

Other payments made pursuant
to an order of the Court                                                              $0.00

All other costs                                                                  $90,656.42
                                       -------------- -------------  ------  -------------- -------------  ----------- ------------

Balance at May 4, 2003                 $6,473,427.00  $2,407,063.94  $0.00  $1,407,958.48  $7,472,532.46  $241,977.74  $7,714,510.20


JP Morgan Chase Tax
Escrow Account            507-895053    $4,036,616.77

Cash Receipts:

Interest                                                  $2,514.87

Cash Disbursements:

Account transfer

Tax payments
                                      -------------- -------------  ------  -------------- -------------  ----------- ------------


Balance at May 4, 2003                 $4,036,616.77     $2,514.87  $0.00          $0.00   $4,039,131.64       $0.00  $4,039,131.64
                                      -------------- -------------  ------  -------------- -------------  ----------- ------------

Balance at May 4, 2003                $10,510,043.77 $2,409,578.81  $0.00  $1,407,958.48  $11,511,664.10 $241,977.74  $11,753,641.84
                                      ============== =============  ====== ============== ============== ============ =============



                                                   POLAROID CORPORATION
                                             PROFESSIONAL FEE PAYMENT SUMMARY


           PROFESSIONAL VENDOR             Nov, 2001 Dec, 2001   Jan, 2002  Feb, 2002   Mar, 2002  Apr, 2002  May, 2002  June, 2002
           -------------------             --------- ---------   ---------  ---------   ---------  ---------  ---------  ---------
Skadden, Arps, Slate,
  Meagher & Flom (Illinois)                                                              $965,791
Kroll Zolfo Cooper, LLC                                                      $340,166    $225,000   $304,000   $286,000     547,000
KPMG LLP                                                                                                       $320,269      14,953
Bingham Dana LLP
------------------------------------
Dresdner Kleinwort Wasserstein, Inc.                                                     $335,796
Miller, Buckfire, Lewis
------------------------------------
Donlin, Recano & Company, Inc.               $19,500                          $85,611     $25,000    $30,000    $55,000      98,000
Akin, Gump, Strauss, Hauer
  & Feld, L..L..P.                                                                                  $264,468                324,000
Young Conaway Stargatt & Taylor LLP
Houlihan Lokey Howard &
  Zukin Financial Advisors, Inc.                                             $351,399               $130,000   $125,000     130,000
Groom Law Group                                                                                                             200,000
McShane                                                                                               $9,666   $20,479
Greenberg Traurig LLP
Buck Consultants
Wind Down Associates, LLC
BTB Associates LLC

                                           ---------------------------------------------------------------------------------------
     TOTAL                                   $19,500         $0          $0  $777,176  $1,551,587   $738,134   $806,748  $1,313,953
                                           ---------------------------------------------------------------------------------------

  ORDINARY COURSE PROFESSIONAL VENDOR
  -----------------------------------

Arthur Andersen LLP                                                  $8,400                                   $12,768
Foley Hoag & Eliot
Horal & Chvosta Law Offices
Merrill Communication
Pro-Legal Services
Goodwin Procter
Ikon Office Solutions
Kekst & Company Inc
JP Morgan
Kilkpatrick & Lockhart LLP
David Feldman & Associates
Davies Polk & Wardwell
Thommessen Krefting Greve LLP
Duplicating USC, Inc.
Hewitt Associates LLC
Coffman, De Fries & Northern
American Stock Transfer & Trust
FTI Consultants
Baker Botts, LLP
Reimer & Braunstein, LLP
Morrison & Forester, LLP
Baker & McKenzie
Morris, Nichols, Arsht & Tunnel
Fidelity Investments Institution
Prince, Lobel, Glovsky & Tye
KPMG LLP (Canada)
Barnes, Richardson & Colburn
Ernst & Young, LLP

                                           ---------------------------------------------------------------------------------------
     TOTAL                                        $0         $0      $8,400        $0          $0         $0   $12,768          $0
                                           ---------------------------------------------------------------------------------------

                                           ---------------------------------------------------------------------------------------
     TOTAL ALL PROFESSIONALS                 $19,500         $0      $8,400  $777,176  $1,551,587   $738,134  $819,516  $1,313,953
                                           =======================================================================================

[Table continued]

                                                  POLAROID CORPORATION
                                            PROFESSIONAL FEE PAYMENT SUMMARY


             PROFESSIONAL VENDOR               July, 2002     Aug, 2002  Sept, 2002   Oct, 2002      Nov, 2002  Dec, 2002
             -------------------               ----------     ---------  ----------   ---------      ---------  ---------
Skadden, Arps, Slate,
  Meagher & Flom (Illinois)                                                          $1,795,123     $ 357,703      77647
Kroll Zolfo Cooper, LLC                           $256,834     $263,542     231683     $502,971     $ 192,769
KPMG LLP                                                        $86,663                $225,536                    31800
Bingham Dana LLP                                                                        $11,629
------------------------------------
Dresdner Kleinwort Wasserstein, Inc.              $711,204
Miller, Buckfire, Lewis                                                                $481,767
------------------------------------
Donlin, Recano & Company, Inc.                                 $118,285      24558      $16,904      $ 44,587      17398
Akin, Gump, Strauss, Hauer
  & Feld, L..L.P.                                                                                    $140,135     194866
Young Conaway Stargatt & Taylor LLP                     $0                              $54,253
Houlihan Lokey Howard &
 Zukin Financial Advisors, Inc.                                           $378,601     $233,343                   509600
Groom Law Group                                                              27510      $63,644
McShane                                                          $4,966       2989      $12,296                     8140
Greenberg Traurig LLP
Buck Consultants                                                             13884        41136       $ 3,312       7314
Wind Down Associates, LLC                                                                                          29096
BTB Associates LLC

                                              ---------------------------------------------------------------------------
     TOTAL                                      $2,113,380   $1,634,573   $688,540   $3,855,160      $738,506     875861
                                              ---------------------------------------------------------------------------

  ORDINARY COURSE PROFESSIONAL VENDOR
  -----------------------------------

Arthur Andersen LLP
Foley Hoag & Eliot                                                  440
Horal & Chvosta Law Offices                                        2125          0
Merrill Communication                                             11567                    1795
Pro-Legal Services                                                 1625
Goodwin Procter                                                    9722                    5705                      606
Ikon Office Solutions                                             15427
Kekst & Company Inc                                                          13683
JP Morgan                                                                        0                                  1825
Kilkpatrick & Lockhart LLP                                                   10263        46672      $ 16,407       7712
David Feldman & Associates                                                   15550
Davies Polk & Wardwell                                                       43336        13258
Thommessen Krefting Greve LLP                                                 2221
Duplicating USC, Inc.                                                         6732
Hewitt Associates LLC                                                            0         7213                     2094
Coffman, De Fries & Northern                                                     0         3290
American Stock Transfer & Trust                                                  0         3200                     6400
FTI Consultants                                                                                                    14390
Baker Botts, LLP                                                                                                     119
Reimer & Braunstein, LLP                                                                                            3064
Morrison & Forester, LLP                                                                                           17012
Baker & McKenzie                                                                                                     666
Morris, Nichols, Arsht & Tunnel
Fidelity Investments Institution
Prince, Lobel, Glovsky & Tye
KPMG LLP (Canada)
Barnes, Richardson & Colburn
Ernst & Young, LLP

                                              ---------------------------------------------------------------------------
     TOTAL                                              $0      $40,906    $91,785      $81,133       $16,407      53888
                                              ---------------------------------------------------------------------------

                                              ---------------------------------------------------------------------------
     TOTAL ALL PROFESSIONALS                    $2,113,380   $1,675,479   $780,325   $3,936,293      $754,913   $929,749
                                              ===========================================================================


[Table continued]

                                           POLAROID CORPORATION
                                     PROFESSIONAL FEE PAYMENT SUMMARY


             PROFESSIONAL VENDOR                   Jan, 2003    Feb, 2003     Mar, 2003    Apr, 2003
             -------------------                   ---------    ---------     ---------    ---------

Skadden, Arps, Slate, Meagher & Flom (Illinois)                                              278027
Kroll Zolfo Cooper, LLC                               42840        32483         15842         9412
KPMG LLP                                                                         45378
Bingham Dana LLP
-------------------------------------
Dresdner Kleinwort Wasserstein, Inc.
Miller, Buckfire, Lewis
-------------------------------------
Donlin, Recano & Company, Inc.                        37738        14969         42554        68521
Akin, Gump, Strauss, Hauer & Feld, L..L..P.                                                   41585
Young Conaway Stargatt & Taylor LLP                                                           17531
Houlihan Lokey Howard & Zukin
  Financial Advisors, Inc.                                                      120738
Groom Law Group                                      116652
McShane                                                8880         2164
Greenberg Traurig LLP
Buck Consultants                                       2494
Wind Down Associates, LLC                             97202        24908         26569        27120
BTB Associates LLC                                                                4080         4081

                                              ------------------------------------------------------
     TOTAL                                           465892       188426        269567       446276
                                              ------------------------------------------------------

     ORDINARY COURSE PROFESSIONAL VENDOR
     -----------------------------------

Arthur Andersen LLP
Foley Hoag & Eliot                                                                              720
Horal & Chvosta Law Offices
Merrill Communication
Pro-Legal Services                                                 11584
Goodwin Procter                                                                               12520
Ikon Office Solutions
Kekst & Company Inc
JP Morgan                                             -1825
Kilkpatrick & Lockhart LLP                                         16557         19707         3262
David Feldman & Associates
Davies Polk & Wardwell                                26552        17635         17286        48872
Thommessen Krefting Greve LLP
Duplicating USC, Inc.
Hewitt Associates LLC                                   788         3417
Coffman, De Fries & Northern
American Stock Transfer & Trust                                     3200
FTI Consultants                                                                                7556
Baker Botts, LLP                                                                   680
Reimer & Braunstein, LLP
Morrison & Forester, LLP                               1572                      11952
Baker & McKenzie
Morris, Nichols, Arsht & Tunnel                                                  13086
Fidelity Investments Institution                                                 20800
Prince, Lobel, Glovsky & Tye                                                       362
KPMG LLP (Canada)                                                                 9300
Barnes, Richardson & Colburn                                                                 141511
Ernst & Young, LLP                                                                           550000

                                              ------------------------------------------------------
     TOTAL                                            27087        52393         93173       764441
                                              ------------------------------------------------------

                                              ------------------------------------------------------
     TOTAL ALL PROFESSIONALS                         492979       240819        362740      1210718
                                              ======================================================

CONSOLIDATED POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
Statement of Financial Position
As of May 4, 2003
(in U.S. $'s)



ASSETS
------

TOTAL CASH                                                                                            11,511,664

NET RECEIVABLES - THIRD PARTY                                                                                  0
NET RECEIVABLES - INTERCOMPANY                                                                                 -
NET INVENTORIES                                                                                                -
TOTAL PREPAID EXPENSES                                                                                         -

                                                                              -----------------------------------
TOTAL CURRENT ASSETS                                                                                  11,511,664
                                                                              -----------------------------------

NET FIXED ASSETS                                                                                               -

INVESTMENT IN DEBTOR SUBSIDIARY COMPANIES                                                                     (0)
OTHER NONCURRENT ASSETS                                                                                  462,226

TOTAL NON-CURRENT ASSETS                                                                                 462,226

                                                                              -----------------------------------
TOTAL ASSETS                                                                                          11,973,890
                                                                              ===================================


LIABILITIES
-----------
POST-PETITION NOTES                                                                                            -
POST-PETITION PAYABLES - THIRD PARTY                                                                     954,395
POST-PETITION PAYABLES - INTERCOMPANY                                                                          -
TOTAL POST-PETITION ACCRUALS                                                                             695,478

                                                                              -----------------------------------
TOTAL POST-PETITION CURRENT LIABILITIES                                                                1,649,873

TOTAL POST-PETITION NON-CURRENT LIABILITIES                                                                    -

TOTAL PREPETITION  LIABILITIES                                                                       860,978,847

                                                                              -----------------------------------
TOTAL LIABILITIES                                                                                    862,628,720

TOTAL SHAREHOLDER'S EQUITY / (DEFICIT)                                                              (850,654,830)

                                                                              -----------------------------------
TOTAL LIABILITIES & EQUITY / (DEFICIT)                                                                11,973,891
                                                                              ===================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
Statement of Financial Position
As of May 4, 2003
(in U.S. $'s)

                                                Polaroid        Polaroid Latin     Polaroid Asia                        Polaroid
                                               Corporation       America Corp.      Pacific Ltd.    Inner City, Inc.  Eyewear, Inc.
                                               -----------       -------------      ------------    ----------------  -------------
ASSETS
------

TOTAL CASH                                       11,511,664                 -                -                -               -

NET RECEIVABLES - THIRD PARTY                             0                 -                -                -               -
NET RECEIVABLES - INTERCOMPANY                            -                 -                -                -               -
NET INVENTORIES                                           -                 -                -                -               -
TOTAL PREPAID EXPENSES                                    -                 -                -                -               -

                                              -------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                             11,511,664                 -                -                -               -
                                              -------------------------------------------------------------------------------------

NET FIXED ASSETS                                          -                 -                -                -               -

INVESTMENT IN DEBTOR SUBSIDIARY COMPANIES        78,611,939                 -                -                -               -
OTHER NONCURRENT ASSETS                             462,226                 -                -                -               -

TOTAL NON-CURRENT ASSETS                         79,074,165                 -                -                -               -

                                              -------------------------------------------------------------------------------------
TOTAL ASSETS                                     90,585,829                 -                -                -               -
                                              =====================================================================================


LIABILITIES
-----------
POST-PETITION NOTES                                       -                 -                -                -               -
POST-PETITION PAYABLES - THIRD PARTY                954,395                 -                -                -               -
POST-PETITION PAYABLES - INTERCOMPANY                     -                 -                -                -               -
TOTAL POST-PETITION ACCRUALS                        695,478                 -                -                -               -

                                              -------------------------------------------------------------------------------------
TOTAL POST-PETITION CURRENT LIABILITIES           1,649,873                 -                -                -               -

TOTAL POST-PETITION NON-CURRENT LIABILITIES               -                 -                -                -               -

TOTAL PREPETITION  LIABILITIES                  859,600,046           202,165           64,705           77,106               -

                                              -------------------------------------------------------------------------------------
TOTAL LIABILITIES                               861,249,919           202,165           64,705           77,106               -

TOTAL SHAREHOLDER'S EQUITY / (DEFICIT)         (770,664,090)         (202,165)         (64,705)         (77,106)              -

                                              -------------------------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY / (DEFICIT)           90,585,829                 0                -                -               -
                                              =====================================================================================

[Table continued]

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
Statement of Financial Position
As of May 4, 2003
(in U.S. $'s)

                                                  Polaroid Digital   Polaroid ID       Polaroid        Sub Debt          PRD
                                                  Solutions, Inc.   Systems, Inc.   Malaysia, Ltd.  Partners Corp.  Investment, Inc.
                                                  ---------------   -------------   --------------  -------------   ----------------
ASSETS
------

TOTAL CASH                                                  -                -               -              -                    -

NET RECEIVABLES - THIRD PARTY                               -                -               -              -                    -
NET RECEIVABLES - INTERCOMPANY                              -                -               -              -                    -
NET INVENTORIES                                             -                -               -              -                    -
TOTAL PREPAID EXPENSES                                      -                -               -              -                    -

                                                  ---------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                        -                -               -              -                    -
                                                  ---------------------------------------------------------------------------------

NET FIXED ASSETS                                            -                -               -              -                    -

INVESTMENT IN DEBTOR SUBSIDIARY COMPANIES                   -                -               -              -                    -
OTHER NONCURRENT ASSETS                                     -                -               -              -                    -

TOTAL NON-CURRENT ASSETS                                    -                -               -              -                    -

                                                  ---------------------------------------------------------------------------------
TOTAL ASSETS                                                -                -               -              -                    -
                                                  =================================================================================


LIABILITIES
-----------
POST-PETITION NOTES                                         -                -               -              -                    -
POST-PETITION PAYABLES - THIRD PARTY                        -                -               -              -                    -
POST-PETITION PAYABLES - INTERCOMPANY                       -                -               -              -                    -
TOTAL POST-PETITION ACCRUALS                                -                -               -              -                    -

                                                  ---------------------------------------------------------------------------------
TOTAL POST-PETITION CURRENT LIABILITIES                     -                -               -              -                    -

TOTAL POST-PETITION NON-CURRENT LIABILITIES                 -                -               -              -                    -

TOTAL PREPETITION  LIABILITIES                              -          828,812         199,078            673                    -

                                                  ---------------------------------------------------------------------------------
TOTAL LIABILITIES                                           -          828,812         199,078            673                    -

TOTAL SHAREHOLDER'S EQUITY / (DEFICIT)                      -         (828,812)       (199,078)          (673)                   -

                                                  ---------------------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY / (DEFICIT)                      -                -               -              -                    -
                                                  =================================================================================


[Table continued]

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
Statement of Financial Position
As of May 4, 2003
(in U.S. $'s)
                                                                  Polaroid                                Polaroid Asia
                                                      PRD         Memorial       Polaroid       Polint,   Pacific Inter-      PMC,
                                                  Capital, Inc.   Drive LLC    Partners, Inc.     Inc.    national, Inc.      Inc.
                                                  -------------   ---------    --------------   -------   --------------      ----
ASSETS
------

TOTAL CASH                                                -             -              -            -               -           -

NET RECEIVABLES - THIRD PARTY                             -             -              -            -               -           -
NET RECEIVABLES - INTERCOMPANY                            -             -              -            -               -           -
NET INVENTORIES                                           -             -              -            -               -           -
TOTAL PREPAID EXPENSES                                    -             -              -            -               -           -

                                                  --------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                      -             -              -            -               -           -
                                                  --------------------------------------------------------------------------------

NET FIXED ASSETS                                          -             -              -            -               -           -

INVESTMENT IN DEBTOR SUBSIDIARY COMPANIES                 -             -              -            -               -           -
OTHER NONCURRENT ASSETS                                   -             -              -            -               -           -

TOTAL NON-CURRENT ASSETS                                  -             -              -            -               -           -

                                                  --------------------------------------------------------------------------------
TOTAL ASSETS                                              -             -              -            -               -           -
                                                  ================================================================================


LIABILITIES
-----------
POST-PETITION NOTES                                       -             -              -            -               -           -
POST-PETITION PAYABLES - THIRD PARTY                      -             -              -            -               -           -
POST-PETITION PAYABLES - INTERCOMPANY                     -             -              -            -               -           -
TOTAL POST-PETITION ACCRUALS                              -             -              -            -               -           -

                                                  --------------------------------------------------------------------------------
TOTAL POST-PETITION CURRENT LIABILITIES                   -             -              -            -               -           -

TOTAL POST-PETITION NON-CURRENT LIABILITIES               -             -              -            -               -           -

TOTAL PREPETITION  LIABILITIES                            -             -              -            -           6,034         228

                                                  --------------------------------------------------------------------------------
TOTAL LIABILITIES                                         -             -              -            -           6,034         228

TOTAL SHAREHOLDER'S EQUITY / (DEFICIT)                    -             -              -            -          (6,034)       (228)

                                                  --------------------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY / (DEFICIT)                    -             -              -            -               -           -
                                                  ================================================================================


[Table continued]


POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
Statement of Financial Position
As of May 4, 2003
(in U.S. $'s)
                                                                                                            Polaroid
                                                     International      Mag     Polaroid        Polaroid     Online
                                                      Polaroid         Media,    Eyewear          Dry        Services,
                                                        Corp.         Limited   Far East Inc.  Imaging LLC    Inc.
                                                     -------------    -------   -------------  -----------  ---------
ASSETS
------

TOTAL CASH                                                     -           -             -             -           -

NET RECEIVABLES - THIRD PARTY                                  -           -             -             -           -
NET RECEIVABLES - INTERCOMPANY                                 -           -             -             -           -
NET INVENTORIES                                                -           -             -             -           -
TOTAL PREPAID EXPENSES                                         -           -             -             -           -

                                                  --------------------------------------------------------------------
TOTAL CURRENT ASSETS                                           -           -             -             -           -
                                                  --------------------------------------------------------------------

NET FIXED ASSETS                                               -           -             -             -           -

INVESTMENT IN DEBTOR SUBSIDIARY COMPANIES                      -           -             -             -           -
OTHER NONCURRENT ASSETS                                        -           -             -             -           -

TOTAL NON-CURRENT ASSETS                                       -           -             -             -           -

                                                  --------------------------------------------------------------------
TOTAL ASSETS                                                   -           -             -             -           -
                                                  ====================================================================


LIABILITIES
-----------
POST-PETITION NOTES                                            -           -             -             -           -
POST-PETITION PAYABLES - THIRD PARTY                           -           -             -             -           -
POST-PETITION PAYABLES - INTERCOMPANY                          -           -             -             -           -
TOTAL POST-PETITION ACCRUALS                                   -           -             -             -           -

                                                  --------------------------------------------------------------------
TOTAL POST-PETITION CURRENT LIABILITIES                        -           -             -             -           -

TOTAL POST-PETITION NON-CURRENT LIABILITIES                    -           -             -             -           -

TOTAL PREPETITION  LIABILITIES                                 -           -             -             -           -

                                                  --------------------------------------------------------------------
TOTAL LIABILITIES                                              -           -             -             -           -

TOTAL SHAREHOLDER'S EQUITY / (DEFICIT)                         -           -             -             -           -

                                                  --------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY / (DEFICIT)                         -           -             -             -           -
                                                  ====================================================================


[Table continued]

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
Statement of Financial Position
As of May 4, 2003
(in U.S. $'s)


                                                             Subtotal       US Adjustments         Eliminations          Total
                                                           -----------      --------------         ------------       -------------
ASSETS
------

TOTAL CASH                                                 11,511,664                 -                    -           11,511,664

NET RECEIVABLES - THIRD PARTY                                       0                 -                    -                    0
NET RECEIVABLES - INTERCOMPANY                                      -                 -                    -                    -
NET INVENTORIES                                                     -                 -                    -                    -
TOTAL PREPAID EXPENSES                                              -                 -                    -                    -

                                                    ------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                       11,511,664                 -                    -           11,511,664
                                                    ------------------------------------------------------------------------------

NET FIXED ASSETS                                                    -                 -                    -                    -

INVESTMENT IN DEBTOR SUBSIDIARY COMPANIES                  78,611,939       (78,461,939)            (150,000)                  (0)
OTHER NONCURRENT ASSETS                                       462,226                 -                    -              462,226

TOTAL NON-CURRENT ASSETS                                   79,074,165       (78,461,939)            (150,000)             462,226

                                                    ------------------------------------------------------------------------------
TOTAL ASSETS                                               90,585,829       (78,461,939)            (150,000)          11,973,890
                                                    ==============================================================================


LIABILITIES
-----------
POST-PETITION NOTES                                                     -                 -                -                    -
POST-PETITION PAYABLES - THIRD PARTY                              954,395                 -                -              954,395
POST-PETITION PAYABLES - INTERCOMPANY                                   -                 -                -                    -
TOTAL POST-PETITION ACCRUALS                                      695,478                 -                -              695,478

                                                    ------------------------------------------------------------------------------
TOTAL POST-PETITION CURRENT LIABILITIES                         1,649,873                 -                -            1,649,873

TOTAL POST-PETITION NON-CURRENT LIABILITIES                             -                 -                -                    -

TOTAL PREPETITION  LIABILITIES                                860,978,847                 -                -          860,978,847

                                                    ------------------------------------------------------------------------------
TOTAL LIABILITIES                                             862,628,720                 -                -          862,628,720

TOTAL SHAREHOLDER'S EQUITY / (DEFICIT)                       (772,042,891)      (78,461,939)        (150,000)        (850,654,830)

                                                    ------------------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY / (DEFICIT)                         90,585,830       (78,461,939)        (150,000)          11,973,891
                                                    ==============================================================================


POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
Schedule of Pre-petition Liabilities
As of May 4, 2003
(in U.S. $'s)

                                               Polaroid           Polaroid Latin     Polaroid Asia       Inner          Polaroid
                                              Corporation         America Corp.      Pacific Ltd.      City, Inc.      Eyewear, Inc.
                                             --------------------------------------------------------------------------------------

CURRENT LIABILITIES
-------------------
Pre-Petition Notes:
     Bank Notes                                  17,858,030                  -                 -               -             -
     Non-Interest Overdrafts                              -                  -                 -               -             -
     Current Long-Term Debt                     573,900,990                  -                 -               -             -
                                             ---------------------------------------------------------------------------------------
PRE-PETITION NOTES                              591,759,019                  -                 -               -             -

Pre-Petition Payables
     Trade Accounts Payable                      58,663,695            162,520                 -          77,106             -
     Interco Payables-US to Foreign                       -                  -                 -               -             -
     Interco Payables-Foreign to US                       -                  -                 -               -             -
     Interco Payables-Domestic Subs                       -                  -                 -               -             -
     Interco Payables-Foreign Subs                        -                  -                 -               -             -
                                             ---------------------------------------------------------------------------------------
TOTAL PRE-PETITION PAYABLES                      58,663,695            162,520                 -          77,106             -

Pre-Petition Accruals:
     Reserve Restructuring                       11,452,323                  -                 -               -             -
     Accrued Payroll & Related Expenses           8,692,842                  -            64,705               -             -
     Accrued Tax & Gov't Accounts                         -                  -                 -               -             -
     Accrued Income Taxes                           (17,456)                 -                 -               -             -
     Deferred Income Tax - Current                        -                  -                 -               -             -
     Accrued Warranty                                     -                  -                 -               -             -
     Other Accrued Liabilities                   48,992,819             31,007                 -               -             -
     Post-Retirement Medical                              -                  -                 -               -             -
     Post-Employment Benefits                             -                  -                 -               -             -
     Other Accrued Taxes                         11,984,603                  -                 -               -             -
                                             ---------------------------------------------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                      81,105,132             31,007            64,705               -             -

                                             ---------------------------------------------------------------------------------------
TOTAL PRE-PETITION CURRENT LIABILITIES          731,527,846            193,527            64,705          77,106             -
                                             ---------------------------------------------------------------------------------------


NON-CURRENT LIABILITIES
-----------------------
Pre-Petition Non-Current Liabilities:
     Post-Retirement Medical                              -                  -                 -               -             -
     Post-Employment Benefits                    31,510,165                  -                 -               -             -
     Long-Term Debt                                       -                  -                 -               -             -
     Deferred Taxes                               1,891,782              8,639                 -               -             -
     Other                                       94,670,253                  -                 -               -             -
                                             ---------------------------------------------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES      128,072,199              8,639                 -               -             -

                                             ---------------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                  859,600,046            202,165            64,705          77,106             -
                                             =======================================================================================

[Table continued]

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
Schedule of Pre-petition Liabilities
As of May 4, 2003
(in U.S. $'s)
                                                 Polaroid                                        Sub Debt       PRD         PRD
                                                  Digital       Polaroid ID       Polaroid      Partners     Investment,   Capital,
                                                Solutions,      Systems, Inc.   Malaysia, Ltd.    Corp.         Inc.        Inc.
                                                  Inc.
                                               ------------------------------------------------------------------------------------
CURRENT LIABILITIES
-------------------
Pre-Petition Notes:
     Bank Notes                                       -                -                  -           -           -             -
     Non-Interest Overdrafts                          -                -                  -           -           -             -
     Current Long-Term Debt                           -                -                  -           -           -             -
                                               -----------------------------------------------------------------------------------
PRE-PETITION NOTES                                    -                -                  -           -           -             -

Pre-Petition Payables
     Trade Accounts Payable                           -          614,635                  -           -           -             -
     Interco Payables-US to Foreign                   -                -                  -           -           -             -
     Interco Payables-Foreign to US                   -                -                  -           -           -             -
     Interco Payables-Domestic Subs                   -                -                  -           -           -             -
     Interco Payables-Foreign Subs                    -                -                  -           -           -             -
                                               -----------------------------------------------------------------------------------
TOTAL PRE-PETITION PAYABLES                           -          614,635                  -           -           -             -

Pre-Petition Accruals:
     Reserve Restructuring                            -                -                  -           -           -             -
     Accrued Payroll & Related Expenses               -                -                  -           -           -             -
     Accrued Tax & Gov't Accounts                     -                -                  -           -           -             -
     Accrued Income Taxes                             -          214,177            199,078           -           -             -
     Deferred Income Tax - Current                    -                -                  -           -           -             -
     Accrued Warranty                                 -                -                  -           -           -             -
     Other Accrued Liabilities                        -                -                  -         673           -             -
     Post-Retirement Medical                          -                -                  -           -           -             -
     Post-Employment Benefits                         -                -                  -           -           -             -
     Other Accrued Taxes                              -                -                  -           -           -             -
                                               -----------------------------------------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                           -          214,177            199,078         673           -             -

                                               -----------------------------------------------------------------------------------
TOTAL PRE-PETITION CURRENT LIABILITIES                -          828,812            199,078         673           -             -
                                               -----------------------------------------------------------------------------------


NON-CURRENT LIABILITIES
-----------------------
Pre-Petition Non-Current Liabilities:
     Post-Retirement Medical                          -                -                  -           -           -             -
     Post-Employment Benefits                         -                -                  -           -           -             -
     Long-Term Debt                                   -                -                  -           -           -             -
     Deferred Taxes                                   -                -                  -           -           -             -
     Other                                            -                -                  -           -           -             -
                                               -----------------------------------------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES            -                -                  -           -           -             -

                                               -----------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                        -          828,812            199,078         673           -             -
                                               ===================================================================================



[Table continued]

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
Schedule of Pre-petition Liabilities
As of May 4, 2003
(in U.S. $'s)
                                                  Polaroid                                 Polaroid Asia               International
                                                  Memorial       Polaroid      Polint,        Pacific                    Polaroid
                                                 Drive LLC     Partners, Inc.   Inc.     International, Inc.  PMC, Inc      Corp.
                                               ------------------------------------------------------------------------------------
CURRENT LIABILITIES
-------------------
Pre-Petition Notes:
     Bank Notes                                         -             -           -                 -            -               -
     Non-Interest Overdrafts                            -             -           -                 -            -               -
     Current Long-Term Debt                             -             -           -                 -            -               -
                                               ------------------------------------------------------------------------------------
PRE-PETITION NOTES                                      -             -           -                 -            -               -

Pre-Petition Payables
     Trade Accounts Payable                             -             -           -                 -            -               -
     Interco Payables-US to Foreign                     -             -           -                 -            -               -
     Interco Payables-Foreign to US                     -             -           -                 -            -               -
     Interco Payables-Domestic Subs                     -             -           -                 -            -               -
     Interco Payables-Foreign Subs                      -             -           -                 -            -               -
                                               ------------------------------------------------------------------------------------
TOTAL PRE-PETITION PAYABLES                             -             -           -                 -            -               -

Pre-Petition Accruals:
     Reserve Restructuring                              -             -           -                 -            -               -
     Accrued Payroll & Related Expenses                 -             -           -             6,034            -               -
     Accrued Tax & Gov't Accounts                       -             -           -                 -            -               -
     Accrued Income Taxes                               -             -           -                 -          228               -
     Deferred Income Tax - Current                      -             -           -                 -            -               -
     Accrued Warranty                                   -             -           -                 -            -               -
     Other Accrued Liabilities                          -             -           -                 -            -               -
     Post-Retirement Medical                            -             -           -                 -            -               -
     Post-Employment Benefits                           -             -           -                 -            -               -
     Other Accrued Taxes                                -             -           -                 -            -               -
                                               ------------------------------------------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                             -             -           -             6,034          228               -

                                               ------------------------------------------------------------------------------------
TOTAL PRE-PETITION CURRENT LIABILITIES                  -             -           -             6,034          228               -
                                               ------------------------------------------------------------------------------------


NON-CURRENT LIABILITIES
-----------------------
Pre-Petition Non-Current Liabilities:
     Post-Retirement Medical                            -             -           -                 -            -               -
     Post-Employment Benefits                           -             -           -                 -            -               -
     Long-Term Debt                                     -             -           -                 -            -               -
     Deferred Taxes                                     -             -           -                 -            -               -
     Other                                              -             -           -                 -            -               -
                                               ------------------------------------------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES              -             -           -                 -            -               -

                                               ------------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                          -             -           -             6,034          228               -
                                               ====================================================================================



[Table continued]

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
Schedule of Pre-petition Liabilities
As of May 4, 2003
(in U.S. $'s)
                                                                   Polaroid         Polaroid Dry       Polaroid
                                               Mag Media,          Eyewear             Dry             Online
                                                 Limited        Far East Inc.      Imaging LLC     Services, Inc.     Subtotal
                                              -------------------------------------------------------------------------------------
CURRENT LIABILITIES
-------------------
Pre-Petition Notes:
     Bank Notes                                         -               -                  -               -          17,858,030
     Non-Interest Overdrafts                            -               -                  -               -                   -
     Current Long-Term Debt                             -               -                  -               -         573,900,990
                                              -----------------------------------------------------------------------------------
PRE-PETITION NOTES                                      -               -                  -               -         591,759,019

Pre-Petition Payables
     Trade Accounts Payable                             -               -                  -               -          59,517,956
     Interco Payables-US to Foreign                     -               -                  -               -                   -
     Interco Payables-Foreign to US                     -               -                  -               -                   -
     Interco Payables-Domestic Subs                     -               -                  -               -                   -
     Interco Payables-Foreign Subs                      -               -                  -               -                   -
                                              -----------------------------------------------------------------------------------
TOTAL PRE-PETITION PAYABLES                             -               -                  -               -          59,517,956

Pre-Petition Accruals:
     Reserve Restructuring                              -               -                  -               -          11,452,323
     Accrued Payroll & Related Expenses                 -               -                  -               -           8,763,581
     Accrued Tax & Gov't Accounts                       -               -                  -               -                   -
     Accrued Income Taxes                               -               -                  -               -             396,027
     Deferred Income Tax - Current                      -               -                  -               -                   -
     Accrued Warranty                                   -               -                  -               -                   -
     Other Accrued Liabilities                          -               -                  -               -          49,024,499
     Post-Retirement Medical                            -               -                  -               -                   -
     Post-Employment Benefits                           -               -                  -               -                   -
     Other Accrued Taxes                                -               -                  -               -          11,984,603
                                              -----------------------------------------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                             -               -                  -               -          81,621,033

                                              -----------------------------------------------------------------------------------
TOTAL PRE-PETITION CURRENT LIABILITIES                  -               -                  -               -         732,898,009
                                              -----------------------------------------------------------------------------------


NON-CURRENT LIABILITIES
-----------------------
Pre-Petition Non-Current Liabilities:
     Post-Retirement Medical                            -               -                  -               -                   -
     Post-Employment Benefits                           -               -                  -               -          31,510,165
     Long-Term Debt                                     -               -                  -               -                   -
     Deferred Taxes                                     -               -                  -               -           1,900,421
     Other                                              -               -                  -               -          94,670,253
                                              -----------------------------------------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES              -               -                  -               -         128,080,838

                                              -----------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                          -               -                  -               -         860,978,847
                                              ===================================================================================



[Table continued]

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
Schedule of Pre-petition Liabilities
As of May 4, 2003
(in U.S. $'s)


                                                              US Adjustments         Eliminations             Total
                                                      -------------------------------------------------------------------

CURRENT LIABILITIES
-------------------
Pre-Petition Notes:
     Bank Notes                                                       -                    -                  17,858,030
     Non-Interest Overdrafts                                          -                    -                           -
     Current Long-Term Debt                                           -                    -                 573,900,990
                                                      -------------------------------------------------------------------
PRE-PETITION NOTES                                                    -                    -                 591,759,019

Pre-Petition Payables
     Trade Accounts Payable                                           -                    -                  59,517,956
     Interco Payables-US to Foreign                                   -                    -                           -
     Interco Payables-Foreign to US                                   -                    -                           -
     Interco Payables-Domestic Subs                                   -                    -                           -
     Interco Payables-Foreign Subs                                    -                    -                           -
                                                      -------------------------------------------------------------------
TOTAL PRE-PETITION PAYABLES                                           -                    -                  59,517,956

Pre-Petition Accruals:
     Reserve Restructuring                                            -                    -                  11,452,323
     Accrued Payroll & Related Expenses                               -                    -                   8,763,581
     Accrued Tax & Gov't Accounts                                     -                    -                           -
     Accrued Income Taxes                                             -                    -                     396,027
     Deferred Income Tax - Current                                    -                    -                           -
     Accrued Warranty                                                 -                    -                           -
     Other Accrued Liabilities                                        -                    -                  49,024,499
     Post-Retirement Medical                                          -                    -                           -
     Post-Employment Benefits                                         -                    -                           -
     Other Accrued Taxes                                              -                    -                  11,984,603
                                                      -------------------------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                                           -                    -                  81,621,033

                                                      -------------------------------------------------------------------
TOTAL PRE-PETITION CURRENT LIABILITIES                                -                    -                 732,898,009
                                                      -------------------------------------------------------------------


NON-CURRENT LIABILITIES
Pre-Petition Non-Current Liabilities:
     Post-Retirement Medical                                          -                    -                           -
     Post-Employment Benefits                                         -                    -                  31,510,165
     Long-Term Debt                                                   -                    -                           -
     Deferred Taxes                                                   -                    -                   1,900,421
     Other                                                            -                    -                  94,670,253
                                                      -------------------------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES                            -                    -                 128,080,838

                                                      -------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                                        -                    -                 860,978,847
                                                      ===================================================================


Polaroid Corporation
Statement of Operations and Taxes
For the period 3/31/03 to 5/4/03
(in U.S.$'s)

Debtor Name:            Polaroid Corporation
Case No:                01-10864





Except for those taxes triggered by the sale transaction on July 31, 2002, for for which funds were either paid or provided for in a tax escrow account, no additional taxes were incurred or paid by Primary PDC, Inc. (formerly Polaroid Corporation) or the other Debtor companies in April 2003.


[The Bank of New York Letterhead]                                                                    Business Banking Statement

                                                                       Period:          04/01/03 to 04/30/03
                                                                       Page:            1 of 4
                                                                       Enclosures:      91
                                                                                                                           5258
                                                                                                                         --9--K
                                            PRIMARY PDC, INC
                                            1265 MAIN ST
                                            WALTHAM, MA  02451-1743

Summary                                                                                                           Credit
of Accounts          Account Type            Account No.                             Assets            Loans     Available

                     Checking Account        690-3534891                           155,000.00
                     Mutual Fund             76001691637                         7,559,510.20
                     -----------------------------------------------------------------------------------------------------
                     TOTAL                                                       7,714,510.20           .00         .00
                     -----------------------------------------------------------------------------------------------------

Mutual Fund          MUTUAL FUNDS
Information          o   are NOT insured by the FDIC
                     o   are NOT deposits or other obligations of The Bank of New York and are NOT guaranteed by The Bank of New York; and
                     o   are subject to investment risks, including possible
                         loss of principal amount invested.
--------------------------------------------------------------------------------------------------------------------------------
Check                Activity                                                                        Account No. 690-3534891
Invest
                     Date    Description                                     Debits            Credits             Balance
                     -----------------------------------------------------------------------------------------------------------
                     04/01   OPENING BALANCE                                                                    155,000.00
                     -----------------------------------------------------------------------------------------------------------
                     04/01   3 CHECKS                                       14,752.27-                          140,247.73
                     04/01   CHECKINVEST TRANSFER                                             14,752.27.00      155,000.00
                     04/02   2 CHECKS                                       11,585.00-                          143,415.00
                     04/02   CHECKINVEST TRANSFER                                             11,585.00         155,000.00
                     04/03   B/O:POLAROID CORP                                                 1,182.31         156,182.31
                             2003040300850NPN
                     04/03   1 CHECK                                            21.95-                          156,160.36
                     04/03   CHECKINVEST TRANSFER                            1,160.36                           155,000.00
                     04/04   4 CHECKS                                       25,129.46-                          129,870.54
                     04/04   CHECKINVEST TRANSFER                                             25,129.46         155,000.00
                     04/07   2 CHECKS                                        4,544.29-                          150,455.71
                     04/07   CHECKINVEST TRANSFER                                              4,544.29         155,000.00
                     04/08   5 CHECKS                                       24,632.15-                          130,367.85
                     04/08   CHECKINVEST TRANSFER                                             24,632.15         155,000.00
                     04/09   5 CHECKS                                        5,930.00-                          149,070.00
                     04/09   CHECKINVEST TRANSFER                                              5,930.00         155,000.00
                     04/10   DEPOSIT                                                       2,402,277.78       2,557,277.78
                     04/10   4 CHECKS                                        8,830.00-                        2,548,447.78
                     04/10   CHECKINVEST TRANSFER                                              8,830.00       2,557,277.78
                     04/11   2 CHECKS                                        4,540.00-                        2,552,737.78
                     04/11   CHECKINVEST TRANSFER                        2,397,737.78-                          155,000.00


[JPMorganChase Letterhead]                                                                   April 1, 2003 - April 30, 2003
                                                                                                                Page 1 of 1
                                    507   000    TS
                                                                                Business Statement
POLAROID-OEP IMAGING CORPORATION                                                Customer Service
ATTN:  KEVIN R. POND                                                            If there are any questions regarding
PRIMARY PDC INC.                                                                your account, please call your
1265 MAIN STREET                                                                Relationship Manager
WALTHAM MA  02451
                                                                                Primary Account Number  507-895053
                                                                                Number of Checks Enclosed:  0

Money Market Account 507-895053                                    POLAROID-OEP IMAGING CORPORATION
--------------------------------------------------------------------------------------------------------------------------------


Summary                                 Number                                        Amount
    Opening Balance                                                                                $4,036,616.77
    Deposits and Credits                                  1                                            $2,514.87
    Withdrawals and Debits                                                                                 $0.00
    Checks Paid                                                                                            $0.00
    Ending Balance                                                                                 $4,039,131.64
    Average Balance                     $4,036,616.86
    Interest Paid for 30 Day(s)         $2,514.87                    Interest Credited Year to Date           $9,970.64
    Interest rate(s):                   04/23 to 04/23 at 0.74%
                                        04/24 to 04/24 at 0.74%
                                        04/25 to 04/27 at 0.78%
                                        04/28 to 04/28 at 0.79%
                                        04/29 to 04/29 at 0.77%
                                        04/30 to 04/30 at 0.81%
--------------------------------------------------------------------------------------------------------------------------------
Deposits and Credits                    Date                         Description                              Amount

                                        04/30                        Interest Paid                            $2,514.87

                                        Total                                                                 $2,514.87
--------------------------------------------------------------------------------------------------------------------------------
Daily Balance                           Date              Balance    Date              Balance           Date     Balance

                                        04/30          $4,039,131.64


                                   Exhibit B
                                   ---------

                   Monthly Operating Reports Service Parties



Kevin Pond                               William H. Sudell, Jr., Esq.
Polaroid Corporation                     Morris Nichols, Arsht & Tunnell
f/k/a Primary PDC, Inc.                  1201 North Market Street
1265 Main Street                         Wilmington, DE 19899
Waltham, MA 02451                        By Hand-Delivery
By Overnight Courier
                                         Patricia Schrage, Esq.
Mark Kenney, Esq.                        Securities & Exchange
Office of the U.S. Trustee               Commission
844 King Street                          New York Office
Wilmington, DE  19899                    Branch/Reorganization
By Hand-Delivery                         233 Broadway
                                         New York, NY  10279
Brendan Linehan Shannon, Esq.            By Overnight Courier
Young Conaway Stargatt & Taylor
LLP                                      Perry M. Mandarino
The Brandywine Building,                 Partner
17th Floor                               Traxi LLC
1000 West Street                         212 West 35th Street
P.O. Box 391                             New York, New York 10001
Wilmington, DE 19899                     By Overnight Courier
By Hand-Delivery
                                         Laura Davis Jones, Esq.
Fred Hodara, Esq.                        Rachel Lowy Werkheiser, Esq.
Philip Dublin, Esq.                      Pachulski Stang Ziehl Young
Akin, Gump, Strauss, Hauer               Jones & Weintraub P.C.
  & Feld, L.L.P.                         919 N. Market Street, 16th Floor
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Marshall Huebner, Esq.                   Marc A. Beilinson, Esq.
Davis, Polk & Wardwell                   Ellen M. Bender, Esq.
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